Exhibit 10.3



                                    AGREEMENT

     This Agreement dated May 11, 2005 to be effective as of April 1, 2005 ("Agreement") is by and between David M. Loev, Attorney at Law, ("Attorney") an individual and XA, Inc., a Nevada corporation ("XA").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, XA desires for Attorney to serve as its General Counsel and be responsible for corporate/securities matters for XA;

     WHEREAS, Attorney desires to serve as General Counsel for XA and be responsible for corporate/securities matters;

     WHEREAS, Attorney and XA previously entered into an agreement covering Attorney serving as General Counsel and corporate/securities work in January 2005 ("Previous Agreement"), and the parties desire to modify the terms of their Previous Agreement on the terms and subject to the conditions set forth herein;

     WHEREAS, this Agreement shall replace and supplant all provisions and terms of the Previous Agreement; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:


1.     Corporate/Securities  Work.
       ---------------------------
     The "Corporate/Securities Work," to be completed by Attorney under this Agreement shall encumber the preparation and/or review of Schedule 13Ds, Form 3s, Form 4s, Schedule 13Gs, Schedule 14As, Schedule 14Cs, Form 10-Qs, Form 10-Ks and Form 8-Ks filed with the SEC. It will include the preparation of any registration statements, responding to any comments from the SEC, negotiating various agreements, reviewing press releases and all corporate/securities matters that Attorney has knowledge and expertise with. "Corporate/Securities Work," shall include all normal corporate and securities work performed by a general counsel of a company. Blue Sky matters will not fall within Corporate/Securities Work.

2.     Payment  For  Corporate/Securities  Work.
       -----------------------------------------
     In consideration for Corporate/Securities Work completed by Attorney, XA agrees to pay Attorney $8,250 per month, reimburse Attorney for out of pocket expenses, and issue 65,000 shares of S-8 registered common stock, which XA agrees to register with the SEC within 30 days of the date of this agreement. The services provided by Attorney in consideration for the shares will not be rendered in connection with the offer or sale of securities in a capital-raising transaction, and will not directly or indirectly promote or maintain a market for XA's securities.

3.     Consideration  for  Replacing  Previous  Agreement
       --------------------------------------------------
     In Consideration for Attorney replacing the Previous Agreement with this Agreement, XA agrees to issue Attorney an additional 10,000 shares of S-8 registered common Stock (collectively with 65,000 shares which XA agreed to be issue under 2. above, the "Shares").

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4.     Vesting  of  Shares
       -------------------
     XA agrees that Attorney vested 35,000 of the Shares on April 30, 2005, including the additional 10,000 shares and that the remaining 40,000 shares shall vest on a pro rata basis on the last day of each month covered by this Agreement, during the eight (8) months remaining under the Term of this Agreement. For example, on May 31, 2005, Attorney will vest 5,000 of the Shares (giving him a total of 40,000 shares vested as of that point under this Agreement), which represents one-eight (1/8) of the total remaining Shares.

5.     Term  of  Agreement.
       --------------------

     This  Agreement  shall  be  in  effect  until  December  31,  2005  (the
     "Term").

6.     Miscellaneous
       -------------

     (a)  Assignment. All of the terms, provisions and conditions of this
          ----------
          Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     (b)  Applicable  Law.  This  Agreement  shall  be  construed  in accordance
          ---------------
          with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

     (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
          --------------------------------------------
          constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

     (d)  Indemnification.  XA  hereby  undertakes  and  agrees  to  indemnify
          ---------------
          Attorney and save it harmless from and against any claims, actions or suits which may be made or instituted against Attorney, and from and against any and all damages or losses suffered by Attorney by reason of or arising from the breach of any obligation of XA under this Agreement, or any incorrectness in, or breach of, any covenant, representation or warranty made by XA in this Agreement, including, but not limited to reasons relating to XA's disclosures and accuracy of information in the public markets. XA agrees to run all press releases by Attorney.

     (e)  Faxed  Copies.  For  purposes  of  this  Agreement,  a faxed signature
          -------------
          shall constitute an original signature.

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IN  WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day  and  year  first  written  above.

                         DAVID  M.  LOEV,  ATTORNEY  AT  LAW

                         /s/  David  M.  Loev
                         --------------------


                         XA,  INC.

                         BY:  /s/  Joseph  Wagner
                         ------------------------

                         ITS:  President

                         PRINTED NAME: Joseph Wagner

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